Exhibit 10.43

OMNIBUS AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED CREDIT AGREEMENT

AND CERTAIN OTHER CREDIT DOCUMENTS

This OMNIBUS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT AND CERTAIN OTHER CREDIT DOCUMENTS (this “Amendment”) dated as of November 15, 2019, is entered into by and among PRIME ONDECK RECEIVABLE TRUST II, LLC, a Delaware limited liability company (“Company”), On Deck Capital, Inc., a Delaware corporation with operations in Arlington, Virginia (“Holdings” and “Servicer”), the Lenders party hereto which constitute the Requisite Class A Lenders and CREDIT SUISSE AG, NEW YORK BRANCH as Administrative Agent for the Class A Lenders (in such capacity, the “Administrative Agent”) and Wells Fargo Bank, N.A. as Paying Agent and as Collateral Agent (in such capacity, the “Paying Agent” and “Collateral Agent”).

RECITALS:

WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, Paying Agent and Collateral Agent entered into an Amended and Restated Credit Agreement, dated as of March 12, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

WHEREAS, Company, as seller, and Holdings, as purchaser, entered into a Bill of Sale, dated as of November 15, 2019 (the “Bill of Sale”) pursuant to which the Company entered into a Permitted Asset Sale as permitted by Section 6.8 of the Credit Agreement (such sale, “First Amendment Permitted Asset Sale”).

WHEREAS, Company has elected to repay the Loans on the First Amendment Effective Date pursuant to Section 2.8 of the Credit Agreement (the “First Amendment Effective Date Repayment”) and partially reduce the Class A Commitments pursuant to Section 2.9 of the Credit Agreement effective as of the First Amendment Effective Date (the “Voluntary Commitment Reduction”).

WHEREAS, Company, Holdings, Servicer, the Lenders party hereto, Administrative Agent, Paying Agent and Collateral Agent have agreed to amend the Credit Agreement and certain other Credit Documents to which they are party and as specified herein as set forth herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.AMENDMENTS TO THE CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS

The Credit Agreement is, effective as of the First Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, hereby amended as follows:

1.1Voluntary Commitment Reduction and Repayment.

(a)Appendix A to the Credit Agreement is hereby amended and restated in its entirety as set forth in Appendix A hereto.

(b)On and after the First Amendment Effective Date Repayment, Total Utilization of Class A Commitments shall be zero (the “Suspension Period Start Date”) and shall continue to be zero until the Company shall thereafter request, and the Lenders shall thereafter make, a Credit Extension in accordance with Section 3.3 of the Credit Agreement (such Credit Extension, the “Subsequent Credit Extension”).

1.2Reduced Reporting Requirements.  Each of the Company, Lenders party hereto, the Administrative Agent, Paying Agent and Collateral Agent hereby agree that on and after the Suspension Period Start Date until the earlier of (i) the Subsequent Credit Extension and (ii) the purchase or receipt by the Company of the first Receivable in accordance with the Credit Documents following the First Amendment Effective Date (such earlier date, the “Suspension Period End Date”), (a) no Borrowing Base Certificate, Master Record, or any other report contemplated under (x) Sections 5.1(f) or 5.1(k)(i) (other than any Monthly Servicing Report) of the Credit Agreement and (y) Section 3(a) of the Servicing Agreement (collectively, the “Suspended Reports”) shall be required to be delivered notwithstanding anything to the contrary in any Credit Document and (b) all obligations, representations, warranties, covenants or Events of Default arising from or related to such Suspended Reports in any Credit Document shall not apply.

1.3Payments Payable by Holdings; Suspended Waterfall.  Each of the Company, Holdings, Lenders party hereto, the Administrative Agent, Paying Agent and Collateral Agent hereby agree that: (a) from the Suspension Period Start Date until the Suspension Period End Date (the “Suspension Period”) (i) Holdings shall be permitted to remit directly on behalf of the Company, and Holdings hereby agrees to remit, at the Company’s direction, all amounts payable by the Company pursuant to any Credit Document, provided (A) Section 5.7 of the Credit Agreement is complied with and (B) the order of priority set forth in Section 2.12 of the Credit Agreement shall apply to any such payment (other than with respect to any such payment not applicable during the Suspension Period), and (iii) there shall be no requirement to retain amounts not less than 105% of pro forma interest, fees and expenses in accordance with Section 2.11(c)(vii), and (b) on the First Amendment Effective Date after (i) applying the Interest Payment Date proceeds in accordance with Section 2.12, (ii) making the First Amendment Effective Date Repayment and, as requested by the Administrative Agent in accordance with Section 2.5(c)(ii), paying accrued interest on such amount, all amounts in each Controlled Account shall be released by Administrative Agent and shall be disbursed at the direction of Company.

1.4Amendment to Conditions Precedent.  Section 3.3(a) of the Credit Agreement is hereby amended to delete the "and" at the end of clause (vi), replace the "." at the end of clause (vii) with "; and", and add the following new clause (viii) after clause (vii) thereof:

(viii) solely with respect to the first Credit Date following the Suspension Period End Date (as defined in the Omnibus Amendment No. 1 to the Amended and Restated Credit Agreement and Certain Other Credit Documents, dated as of November 15, 2019), the Company shall have (A) notified the Custodian that the Custody Suspension (as defined in Amendment No. 1 to the Custodial Services Agreement, dated as of November 15, 2019) has ended and the Custodian's obligations shall no longer be suspended (such notice, the “Custody Renewal Notice”) and (B) provided the Administrative Agent with an acknowledgment by the Custodian of receipt of such Custody Renewal Notice with not less than two (2) Business Days prior to such Credit Date.

1.5Amendments to Fees.  Each of the Company, Holdings, Lenders party hereto, the Administrative Agent, Paying Agent and Collateral Agent hereby agree that during the Suspension Period, no fees shall accrue or become payable to Paying Agent pursuant to any Credit Document.

1.6Suspended Early Amortization Events and Advance Rate Reduction Event.  Each of the Company, Holdings, Lenders party hereto, the Administrative Agent, Paying Agent and Collateral Agent hereby agree that during the Suspension Period: (a) Section 7.1(f), (b) the Early Amortization Events specified in clauses (a) and (b) of Appendix F to the Credit Agreement, (c) the Advance Rate Reduction Event specified on Appendix G to the Credit Agreement, shall in each case not apply and (d) Administrative Agent shall not deliver any notice of a Hot Backup Servicer Event (as defined in the Backup Servicing Agreement) to Backup Servicer pursuant to Section 1.3 of the Backup Servicing Agreement or otherwise.

SECTION 2.REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent, Paying Agent, Collateral Agent and the Lenders party hereto to enter into this Amendment, Company and Holdings each represents and warrants to the Administrative Agent, Paying Agent, Collateral Agent and Lenders, on the First Amendment Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the First Amendment Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:

2.1Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of such entity.

2.2Binding Obligation. This Amendment has been duly executed and delivered by such entity and is the legally valid and binding obligation of such entity enforceable against such entity in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 3.MISCELLANEOUS

3.1Conditions of Effectiveness. This Amendment shall become effective as of the date (such date, the “First Amendment Effective Date”) on which the Administrative Agent has received counterparts of this Amendment executed by Company, Holdings, Servicer, the Administrative Agent, Paying Agent, Collateral Agent and the Lenders party hereto.

3.2Notice of Voluntary Commitment Reduction.  The Administrative Agent acknowledges and agrees that this Amendment satisfies the notice requirements in connection with the Voluntary Commitment Reduction as set forth in Section 2.9 of the Credit Agreement.

3.3Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(a)On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Documents and the Related Agreements to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  This Amendment is hereby designated as a Credit Document for all purposes of the Credit Documents.

(b)Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the First Amendment Effective Date and Company shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Administrative Agent or Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

3.4Nonpetition. (a) Each of the parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper of any Class A Conduit Lender, it will not institute against, or join any other Person in instituting against, any Class A Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction.

(b)The  provisions  of  this  Section  3.4  shall  survive  the termination  of this Amendment and the Credit Agreement.

3.5Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

3.6Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

3.7Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

3.8Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

3.9Prior Agreements. This Amendment and the Credit Documents (as amended hereby) represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

[Remainder of page intentionally left blank]

IN WITNESS THEREOF, the parties hereto have caused this Omnibus Amendment No. 1 to Amended and Restated Credit Agreement and certain other Credit Documents to be executed by their respective officers thereunto duly authorized, as of the date first above written.

prime ondeck receivable trust II, llc, as Company

By:_________________/s/

Name: Kenneth A. Brause

Title:  Chief Financial Officer

ON DECK CAPITAL, INC., as Holdings and as Servicer

By:_________________/s/

Name: Kenneth A. Brause

Title:  Chief Financial Officer

CREDIT SUISSE AG, NEW YORK BRANCH,

as Administrative Agent

By:_________________/s/

Name: Patrick Duggan

Title:  Vice President

By:_________________/s/

Name: Kenneth Aiani

Title:  Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Class A Committed Lender in the Credit Suisse Lender Group

By:_________________/s/

Name: Patrick Duggan

Title:  Vice President

By:_________________/s/

Name: Kenneth Aiani

Title:  Vice President

Signature Page to
Omnibus Amendment No. 1 to Amended and Restated Credit Agreement and certain other Credit Documents

GIFS CAPITAL COMPANY, LLC,

as a Class A Conduit Lender in the Credit Suisse Lender Group

By:_________________/s/

Name: R. Scott Chisholm

Title:  Authorized Signer

Wells Fargo Bank, N.A., as Paying Agent and as Collateral Agent

By:_________________/s/

Name: Anthony Kubes

Title:  Assistant Vice President

Signature Page to
Omnibus Amendment No. 1 to Amended and Restated Credit Agreement and certain other Credit Documents

APPENDIX A

Class A Commitments (as of the First Amendment Effective Date)

Class A Committed Lender	Class A Commitment	Pro Rata Share
Credit suisse AG, CAYMAN ISLANDS BRANCH	$75,000,000	100.0%

Total	$75,000,000	100%

Class B Commitments (as of the First Amendment Effective Date)

Class B Lender	Class B Commitment	Pro Rata Share
N/A	$0

Total	$0

LEGAL_US_E # 145058434.8